UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2023

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Mount Pyramid Court, Suite 400

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2023, Ampio Pharmaceuticals, Inc. (the “Company”) amended its certificate of incorporation to implement a 20-to-1 reverse stock split, such that every 20 shares of the Company’s common stock, par value $0.0001 per share, will be combined into one issued and outstanding share of common stock (the “reverse stock split”).

The reverse stock split will be effective at 4:01 p.m., Eastern Time, on September 11, 2023. The Company expects that upon the opening of trading on September 12, 2023, the Company’s common stock will begin trading on a post-split basis under CUSIP number 03209T307.

No fractional shares will be outstanding following the reverse stock split. Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number.

The text of the certificate of amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The reverse stock split will not change the number of authorized shares or the par value of the Company’s common stock under the certificate of incorporation, which will continue to consist of 310,000,000 shares authorized, of which 10,000,000 shares, par value of $0.0001 per share, are designated as preferred stock and 300,000,000 shares, par value of $0.0001 per share, are designated as common stock.

Item 8.01.	Other Events.

On August 31, 2023, the Company issued a press release announcing the reverse stock split. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

10

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Ampio Pharmaceuticals, Inc. filed August 30, 2023
99.1	Press Release issued by Ampio Pharmaceuticals, Inc. on August 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Date: August 31, 2023	By:	/s/ Michael A. Martino
Name: Michael A. Martino
Title: Chief Executive Officer